UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

Aptose Biosciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	001-32001	98-1136802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Consumers Road, Suite 1105
Toronto, Ontario
Canada	M2J 4R3
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (647) 479-9828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 13, 2022, Aptose Biosciences Inc. (“we” or the “Company”) appointed Dr. Bernd R. Seizinger, M.D., Ph.D. to its Board of Directors (the “Board”).

Dr. Seizinger, age 65, has been serving as a member of the board of directors and in some cases chairman of the board of directors for multiple public and private biotech companies in the United States, Canada and Europe, including Oxford BioTherapeutics Ltd., Nykode Therapeutics, BioInvent International AB, Oncolytics Biotech Inc. and CryptoMedix LLC. From 1998 to 2009, he served as President and Chief Executive Officer of GPC Biotech. He also served as Vice President of Oncology Drug Discovery and, in parallel, Vice President of Corporate and Academic Alliances at Bristol Myers Squibb. Prior to his appointments in the biotechnology and pharmaceuticals sectors, Dr. Seizinger held professorships and senior staff appointments at Harvard Medical School, Princeton University and Massachusetts General Hospital.

In connection with this appointment, the Company and Dr. Seizinger entered into an offer letter on September 13, 2022 (the “Offer Letter”), pursuant to which Dr. Seizinger will receive the same compensation as other non-management members of the Board, as outlined in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2022 and will be granted an award of options to purchase 50,000 common shares, subject to the terms and conditions of the Company’s 2021 Employee Stock Incentive Plan.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in all respects by reference to the full text of the Offer Letter, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the third quarter of 2022.

Dr. Seizinger does not have any transactions in which Dr. Seizinger has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 8.01 OTHER EVENTS.

On September 13, 2022, Aptose issued a press release relating to the announcements described in Item 5.02. The release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description of Exhibit
99.1	Press Release, dated September 13, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2022	APTOSE BIOSCIENCES INC.

	By:	/s/ Dr. William G. Rice
Dr. William G. Rice
President, Chief Executive Officer and Chairman of the Board of Directors